                  COMMON SHARES                                                                  Shares
                  OF BENEFICIAL INTEREST

Number            PAR VALUE $.001

                  ORGANIZED UNDER THE LAWS
                  OF THE STATE OF DELAWARE

                  The Shares represented by this certificate may not be owned or               THIS CERTIFICATE
                  transfe directly or indirectly, by or to (I) the United States,              IS TRANSFERABLE IN
                  or any state or political subdivision thereof, any foreign                   BOSTON OR IN NEW YORK CITY
                  government, any international organiz or any agency or
                  instrumentality of any of the foregoing, (II) any organization               CUSIP
                  (other than a farmer's cooperative described in ss. 521 of the               SEE REVERSE FOR CERTAIN DEFINITIONS
                  Internal Code of 1988, as amended (the "Code")) that is
                  exempt from the tax imp by 28 U.S.C. ss.ss. 1-1399 and not subject to the tax imposed by 28 U.S.C. ss. 511; or (III) any rural electric or telephone cooperative described in ss.
                  1381(A)(2)(C) of the Code.


                         BLACKROCK MUNICIPAL BOND TRUST


         THIS CERTIFIES THAT




         IS THE OWNER OF


      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


         BlackRock Municipal Bond Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                Witness the facsimile signatures of the duly authorized officers of the Trust.

         DATED:

         COUNTERSIGNED AND REGISTERED:
              EQUISERVE TRUST COMPANY N.A.
                                    (BOSTON)
BY                TRANSFER AGENT AND REGISTRAR


                                                          /s/ Anne Ackerley         /s/ Ralph L. Schlosstein
                   AUTHORIZED SIGNATURE                   SECRETARY                 PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM      -   as tenants in common                UNIF GIFT MIN ACT--....................Custodian..............
         TEN ENT      -   as tenants by the entireties                                 (Cust)                     (Minor)
         JT TEN       -   as joint tenants with right
                          of survivorship and not as                                                    Act................
                          tenants in common                                                                    (State)


     Additional abbreviations may also be used though not in the above list.



For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)


--------------------------------------------------------------------------------


_________________________Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

_________________________ Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated______________


                                      X_________________________________________


                                      X_________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By_________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.



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